UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2016
Conn's, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34956	06-1672840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4055 Technology Forest Blvd., Suite 210 The Woodlands, Texas	77381
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:  (936) 230-5899
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On June 2, 2016, Conn's, Inc. (the "Company") issued a press release reporting its first quarter fiscal 2017 financial results and other announcements. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
None of the information contained in Item 2.02 or Exhibit 99.1 of this Form 8-K shall be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and none of it shall be incorporated by reference in any filing under the Securities Act of 1933, as amended. Furthermore, this report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers
Appointment of Chief Financial Officer. On June 2, 2016, Conn's, Inc. (the "Company") announced the appointment of Lee A. Wright to succeed Thomas R. Moran as Executive Vice President and Chief Financial Officer, effective as of June 22, 2016. Mr. Moran will remain with the Company for approximately 120 days to ensure an orderly transition.
Mr. Wright, age 44, most recently served as Chief Executive Officer of Professional Directional Enterprises, Inc., a directional drilling services company, since 2015 and served as its President from 2012 into 2015. Prior to joining Professional Directional Enterprises, he was a Senior Managing Director at the private equity firm of Diamond Castle from 2005 to July of 2012. From 2000 to 2005, Mr. Wright was a Director at DLJ Merchant Banking Partners, a private equity firm. From 1996 to 2000, Mr. Wright was a Vice President and Associate in CSFB's Private Equity division and was an analyst from 1994 to 1996 in CSFB’s Investment Banking division. Mr. Wright holds a B.S., magna cum laude, from Washington & Lee University.
Pursuant to a compensation package recommended by the Compensation Committee of the Board and approved by the Board, Mr. Wright will receive the following compensation:
Annual Base Salary: $480,000 per year.
Annual Cash Incentive Plan: Mr. Wright will be eligible for a target cash bonus opportunity equal to 60% of his base salary and a maximum cash bonus opportunity equal to 120% of his base salary. Mr. Wright's fiscal 2017 target bonus will be guaranteed and will be paid in March 2017 so long as he is employed by the Company at the time of payout.
Long-Term Incentive Plan: Mr. Wright will be eligible for a target long-term incentive grant equal to 100% of his annual base salary. The form of the grant and related performance requirements will be determined by the Compensation Committee of the Board.
Initial Long-Term Incentive Award: Mr. Wright will receive a grant of $480,000 in restricted stock units (RSUs) on the Commencement Date based on the closing stock price on that date. These RSUs will ratably vest on each anniversary of the Commencement Date over four years.
Other Benefits: Mr. Wright will also be eligible for other benefits including participation in the Company's other employee benefit plans available to other employees of the Company (including healthcare).
The foregoing description of Mr. Wright's compensation does not purport to be complete and is qualified in its entirety by reference to the offer of employment from the Company to Mr. Wright, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.
Additionally, on May 31, 2016, the Company entered into a severance agreement with Mr. Wright (the "Wright Severance Agreement"), to be effective as of June 22, 2016, substantially similar to what the Company has entered into with certain other executive officers and as described under the section entitled "Termination of Employment and Change of Control Arrangements-Executive Severance Agreements" in the Company's 2016 Proxy Statement filed with the Securities and Exchange Commission on April 15, 2016. That description is incorporated by reference herein with the following changes:
Pursuant to the Wright Severance Agreement, if Mr. Wright is terminated without cause or if he voluntarily terminates his employment for good reason, in each case other than in connection with a change of control, he will receive severance benefits for 18 months. If, during the period beginning one year prior to a change of control and ending one year following the change in control, Mr. Wright is terminated without cause or if Mr. Wright voluntarily terminates his employment for good reason, then (i) Mr. Wright will receive a lump sum cash stipend equal to 18 times the portion of the monthly premium that would have been paid by the Company for the same level of health and dental coverage he had in effect immediately prior to such termination, and (ii) all equity awards held by Mr. Wright under our 2016 Omnibus Incentive Plan will immediately vest on the later of the date of termination and the date of the change of control, and, if applicable, these equity awards will continue to be exercisable for 18 months following Mr. Wright's termination as if he had remained an employee of the Company. In addition, as a condition to receiving any benefits under the Wright Severance Agreement, Mr. Wright will be required to execute a waiver and release agreement.

The foregoing description of the Wright Severance Agreement does not purport to be complete and is qualified in its entirety by reference to the Wright Severance Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.
The Company also expects to enter into the Company's standard form of Indemnification Agreement with Mr. Wright, the form of which was filed as Exhibit 10.16 to the Company's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on September 23, 2003 and is incorporated herein by reference as Exhibit 10.3.
There are no transactions in which Mr. Wright has an interest requiring disclosure under Item 404(a) of Regulation S-K or any family relationships requiring disclosure under Item 401(d) of Regulation S-K.
Item 7.01. Regulation FD Disclosure.
On June 2, 2016, the Company issued a press release announcing certain executive leadership changes. A copy of the press release is furnished as Exhibit 99.2 to this Current Report and is incorporated herein by reference.
None of the information contained in Item 7.01 or Exhibit 99.2 of this Form 8-K shall be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and none of it shall be incorporated by reference in any filing under the Securities Act of 1933, as amended. Furthermore, this report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No.        Description

10.1*	Offer of employment from the Company to Lee A. Wright, dated as of May 31, 2016.

10.2*	Executive Severance Agreement by and between the Company and Lee A. Wright, dated as of May 31, 2016.

10.3
Form of Indemnification Agreement (incorporated herein by reference to Exhibit 10.16 to Conn's, Inc. registration statement on Form S-1 (file no. 333-109046) as filed with the Securities and Exchange Commission on September 23, 2003)

99.1*	Press Release, dated June 2, 2016: Conn's, Inc. Reports First Quarter Fiscal 2017 Financial Results; Enhances Management Team; and Executing Strategies to Turn Around Credit Performance

99.2*	Press Release, dated June 2, 2016: Conn's, Inc. Announces Executive Appointments and Transitions

* Filed herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONN'S, INC.
Date:	June 2, 2016	By:	/s/ Thomas R. Moran
		Name:	Thomas R. Moran
		Title:	Executive Vice President and Chief Financial Officer